Nonconvertible Loans - Schedule of Annual Principal Payments of Long-Term Debt (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Schedule of Annual Principal Payments of Long-Term Debt [Abstract]
2025	$ 3,622
2026	2,605
2027	1,338
2028	27,146	[1]
2029 and thereafter	10
Total	$ 34,721

[1]	Includes 2024 NPA repayment in the amount of $27 million for the year 2028.